Exhibit 99.1
MARIADB INVESTOR PRESENTATION February 21, 2023

Forward-Looking Statements. This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “plan,” “project,” “estimate,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar or comparable expressions, and variations or negatives of such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as the benefits of the recent business combination with Angel Pond Holdings Corporation and related transactions (the “Business Combination”), future opportunities for us and our products and services, and any other statements regarding MariaDB’s future operations, anticipated growth (including regarding our ARR and our cloud-related business), financial or operating results or condition, capital allocation, market opportunities, strategies, anticipated business levels, future earnings, contractual relationships (including terms), planned activities, competitions, and other expectations and targets for future periods. As a result of a number of known and unknown risks and uncertainties, our actual results, condition, or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (a) our ability to continue as a going concern and to secure additional financing needed to meet short-term and long-term liquidity needs; (b) our ability to compete in an increasingly competitive environment (including in the relational database market, which may not continue to grow as expected); (c) our ability to retain and recruit qualified personnel, including officers (including a chief financial officer), directors and other key personnel (including those with public company experience); (d) our ability to expand, acquire and integrate technologies, personnel, and other assets (including those related to the acquisition of CubeWerx and Sector 42 by Legacy MariaDB and the cloud-related business); (e) our ability to retain existing customers and their business and attract additional customers and business; (f) intellectual property, information technology and privacy requirements that may subject us to unanticipated liabilities; (g) our ability to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and our ability to manage our operations, including potential growth and expansion of our business operations (including in the cloud) and buildings out controls, effectively; (h) any regulatory actions or litigation relating to the Business Combination; (i) our ability to maintain the listing of our Ordinary Shares, Public Warrants or other securities on the NYSE; (j) the effects of the ongoing coronavirus (COVID-19) pandemic or other infectious diseases, health epidemics, pandemics, and natural disasters on our business; and (k) other risks and uncertainties indicated from time to time in our SEC filings, such as on Forms 10-Q and 10-K, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by us, which you should review and consider. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We give no assurance that we will achieve our expectations or plans, which may change over time. Disclaimers. This presentation is for informational purposes only. It shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions, U.S. or foreign, in which such offer, solicitation or sale would be unlawful. This presentation has been prepared to assist interested parties in making their own evaluation with respect to an investment or other interest in us. Neither the Securities and Exchange Commission (“SEC”) nor any securities commission of any other U.S. or foreign jurisdiction has approved or disapproved of any investment in us or determined that this presentation is truthful or complete. Any representation to the contrary is a criminal offense. No representations or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will we or any of our respective subsidiaries, shareholders, affiliates, representatives, directors, officers, employees, advisors, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this presentation does not purport to be all-inclusive or to contain all the information, including material, that may be required to make a full analysis of us. Recipients of this presentation should each make their own evaluation of us and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. The information contained herein is as of February 21, 2023, and does not reflect any subsequent events or changes, which may be material. The recipients of this presentation are not to construe the contents of this presentation, or any prior or subsequent communications as legal, tax or business advice. Any recipient should consult such recipient’s own legal counsel and tax, business and other advisors and carefully review all aspects of the presentation. Industry and Market Data; Trademarks. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change and recipients should not put undue weight on such data. This presentation contains trademarks, service marks, trade names and copyrights of MariaDB and other companies, which are the property of their respective owners. Forward-looking Statements and Disclaimers 2

AGENDA ● MariaDB Use Cases ● Award-Winning Technology ● Addressable Market ● Triple Attack Strategy ● Financials 3

MARIADB USE CASE: DBS 50%+ of mission critical apps migrated from Oracle in less than one year: less downtime, more happy customers, $4.1M annual savings. 4

MARIADB USE CASE: SAMSUNG Replaced an in-house solution with Xpand to manage one billion Android phones accessing the Samsung Cloud. 10+ Billion requests/day. 5

MARIADB USE CASE: ServiceNow More than 200,000 MariaDB databases deployed to power the ServiceNow cloud. 25+ Billion queries per hour. 6

BLUE-CHIP CUSTOMER BASE 7 650+ Customers1 (1) As of 02/01/2023

AWARDS AND INDUSTRY RECOGNITION SkySQL Cloud and Xpand Distributed SQL 2021 Best Cloud Database DBTA Readers’ Choice Awards 2021 MariaDB SkySQL Technology of the Year Award Winner InfoWorld 2021 Google Cloud Customer Award 2022 Gold Stevie Award 2023 DEVIES Data Storage and Management Award 2022 MariaDB Xpand Technology of the Year Award Winner InfoWorld 8

Unstoppable Performance

RELATIONAL DATABASES RUN THE DATA-DRIVEN WORLD (1) Source: IDC, “Worldwide Database Management Systems Software Forecast Update, 2022-2026: Breakout by Submarket”, #US49582822, August 2022 10 Relational Databases Payment Banking Gaming SaaS eCommerce Telecom 70% of Total Database Market1

A LARGE MARKET AND MOVING TO THE CLOUD Source: IDC, “Worldwide Database Management Systems Software Forecast Update, 2022-2026: Breakout by Submarket”, #US49582822, August 2022 11 The Large Relational Database Market… …Accelerating to the Cloud $45 $72 2021 2026 31% 55% 2021 2026 $ 14bn $ 40bn ($bn) Cloud Market

Legacy Outdated Complex Expensive No Developer Appeal EXISTING SOLUTIONS ARE RIPE FOR DISRUPTION 12

MARIADB: AT THE NEXUS OF OPEN SOURCE AND CLOUD 13 Developer Evangelism Continued Innovation Scalable Lower Cost

MARIADB PROFILE NYSE: MRDB FY2022 ARR $50mm1 TWO FOCUS AREAS 0 10 20 30 40 50 FY14FY15FY16FY17FY18FY19FY20FY21FY22 Listed on Dec. 19, 2022 On-prem Subscription Cloud 14 Note: FYE is September 30th (1) Actual historical Annual Recurring Revenue (“ARR”) results shown for FY14 to FY22

CLOUD VS ON-PREMISE FOCUS: FY23 PROFILE 15 INVESTING IN TRANSFORMATION TO THE CLOUD 90% 22% 78% 75% 25% (*) YoY Cloud related vs. on-prem subscription revenue growth, three months ending on December 31, 2022 and 2021 (**) FY23 Target Revenue Mix and Budget Growth [YoY]* 90% 10% Revenue** 22% 78% Investment** 75% 25% On-prem Subscription Cloud

MariaDB Database Solutions

Support 24 x 7 Tiered 30 min. SLA Consultative	Transactional	JSON/Document	HTAP	Analytics	License Open Source GPL, Proprietary
Patches, Security Updates	Distributed SQL	Dev Friendly	Operational Analytics	Real-Time Analysis	Indemnification
Training, Certification	Full Elasticity (↑↓)	NoSQL Listener	Data Consistency	Billions of Rows	Warranty
Customer Success Managers	Read/Write Scale	Flexible	No ETL	Compute | Storage	Limitation of Liability

SkyDBA
Fractional DBA

Automation
Backups, Upgrades, Patches, Disk Resizing, Addition of Replicas

Geospatial
Data as a Service



Observability

Multicloud
aws
Google Cloud

Uptime
SLAs up to 99.995%

MariaDB SkySQL

MariaDB

16

WAVES OF INNOVATION 17 Highly versatile open source database with Enterprise capabilities and Oracle compatibility at a fraction of legacy prices. 2nd generation cloud database. Designed for multi-cloud, agile and self healing on Kubernetes. Unstoppable. Scalable. Three databases capture most of the relational market in the cloud, we add unstoppable performance for all. Disrupt Legacy Databases 2018 2020 2023 Disrupt Cloud Databases Disrupt Open Source DBs

BINARY DATABASE DECISION OR OR 18

TRIPLING THE OPPORTUNITY 19

2nd Gen Cloud ● Multi-Cloud independence from hyperscalers ● Self-healing, leading availability, auto-scale ● Hybrid support (on-prem/public cloud) ● Best in class distributed SQL applied to MariaDB, MySQL, PostgreSQL ● Eliminates limitations of open source databases ● Not available from hyperscalers Open Source ● Up to 90% savings over legacy databases, up to 40% over AWS Aurora ● Legacy compatibility ● Enterprise grade Low TCO 20 OUR CLOUD COMPETITIVE ADVANTAGE

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS Note: FYE is September 30th (1) Includes MariaDB Enterprise and SkySQL products; excludes Community product due to MariaDB’s primary commercial focus on the enterprise oriented MariaDB Enterprise and SkySQL products (2) Calculated as 1 + (Net Churn / Beginning Period ARR); Net Churn equal to Gross Churn plus Expansion (3) As of end of FY2022. (4) As of December 31, 2022. $50mm Total ARR 2022 >$100mm Total ARR Target for FY25 Scaling ARR with Sustainable Growth 110%+ Net Retention1,2 2022 $72k Average ARR per Customer3 Outstanding Customer Profile 14 Customers with >$500k ARR4 116 Customers with >$100k ARR4 Strong Base of High ARR Customers 23

ARR GROWTH Note: FYE is September 30th ARR FY20A – FY22A ($ in millions) Total ARR attained represents 29% CAGR for FY20A-FY22A 24

GROWTH OF HIGH ARR CUSTOMERS High ARR Customers FY20A – FY22A • 133% increase in customers above $500k ARR from FY20 to FY22 • 57% increase in customers above $100k and below $500k ARR from FY20 to FY22 • Key drivers are product maturity and market fit, sales maturity and a proven expansion sales practice • Total # of customers increased from 484 to 650+ from FY20 to FY22 25 6 65 14 102 >$500k ARR >$100k to $500k ARR FY 2020 FY 2022 Note: FYE is September 30th

TOP 10 CUSTOMER ARR EXPANSION Note: All ARR at FYE in USD, FYE is September 30th 26

TARGETS ARR in FY25 PROFITABILITY1 CLOUD2 CAGR FY23-25 > $100m End of FY25 > 75% Note: FYE is September 30th (1) Targeted operating profit by last quarter of FY25 (2) Cloud related revenue 27

STATEMENT OF OPERATIONS Notes: FYE is September 30th (US$ in Thousands) • The Company targets >$100mm of ARR by end of FY25 • Planned gross margin contraction while SkySQL gains scale before returning to normalized levels 28

APPENDIX 30

GLOSSARY OF TERMS 31 Term Definition Annual Recurring Revenue (“ARR”) • We view Annual Recurring Revenue (“ARR”) as an important indicator of our financial performance and operating results given the renewable nature of our business. ARR does not have a standardized meaning and is therefore unlikely to be comparable to similarly titled metrics presented by other companies. • We define ARR as the annualized revenue for our subscription customers, excluding revenue from nonrecurring contract services (e.g., time and material consulting services). For our annual subscription customers, we calculate ARR as the annualized value of their subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms (including contracts for which we are negotiating a renewal). • In the event that we are negotiating a renewal with a customer after the expiration of their subscription, we continue to include that revenue in ARR if we are actively in discussion with the customer for a new subscription or renewal, or until we are notified that the customer will not be renewing its subscription. • Additionally, a subset of customers under the MariaDB SkySQL subscription service offering has monthly pay-as-you-go contract terms. We calculate ARR as their monthly recurring revenue as of the measurement date, multiplied by 12. We consider these annualized pay-as-you-go revenues relevant in the determination of ARR as it aligns with our strategic goal to convert the pay-as-you-go customers to annual subscription customers. • Our calculation of ARR is not adjusted for the impact of any known or projected events that may cause any such contract not to be renewed on its existing terms. Consequently, our ARR may fluctuate within each quarter and from quarter to quarter. This metric should be viewed independently of U.S. GAAP revenue and does not represent U.S. GAAP revenue on an annualized basis, as it is an operating metric that can be impacted by contract start and end dates and renewal rates. ARR is not intended to be a replacement for or forecast of revenue. Compounded Annual Growth Rate (“CAGR”) • Average rate of growth over a period of time. Churn • Churn refers to a reduction of ARR that was present on day 1 of a fiscal period and DECREASES during the period. Open Source • The company’s open source software is code that is designed to be publicly accessible—anyone can see, modify, and distribute the code as they see fit. MM • Millions; generally referring to dollars or shares. TCO • Total Cost of Ownership, typically calculated over a timeframe, inclusive of license and support or a subscription including support. SQL • Structured Query Language, computer language to store, manipulate or access data in a relational database.